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                                                                       Exhibit 1




                           Marsh & McLennan Companies, Inc.

                                 _____________ Shares

                                     Common Stock

                                Underwriting Agreement


                                            , 1997

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
As joint lead managers of the
several underwriters acting as managers
listed in Schedule I hereto
c/o J.P. Morgan Securities Inc.
60 Wall Street
New York, New York 10260

Dear Ladies and Gentlemen:

    The persons named in Schedule II hereto (the "Selling Shareholders")
propose to sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), all of whom are acting as Managers, and for whom you are acting as joint lead managers (the "Lead Managers"), and the Underwriters propose to
purchase from such Selling Shareholders, an aggregate of                  shares
of Common Stock, par value $1.00 per share (the "Common Stock"), of Marsh & McLennan Companies, Inc., a Delaware corporation (the "Company"), which Common Stock is referred to herein as the "Shares".

    The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement, including a prospectus, relating to the Shares. The registration statement as amended at the time when it shall become effective, or, if a


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post-effective amendment is filed with respect thereto, as amended by such post-effective amendment at the time of its effectiveness, including in each case information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act, is referred to in this Agreement as the "Registration Statement", and the prospectus as supplemented by the prospectus supplement relating to the sale of the Shares by the Underwriters in the form first used to confirm sales of Shares is referred to in this Agreement as the "Prospectus". Any reference in this Agreement to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such preliminary prospectus or the Prospectus, as the case may be, and any reference to "amend", "amendment" or "supplement" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") that are deemed to be incorporated by reference therein. References herein to any preliminary prospectus shall be deemed to refer to any preliminary prospectus relating to the sale of the Shares by the Underwriters.

    The Company and the Selling Shareholders wish to confirm as follows their respective agreements with you and the other several Underwriters on whose behalf you are acting, in connection with the several purchases of the Shares by the Underwriters:

    1. Each Selling Shareholder hereby agrees to sell to each Underwriter as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase at a price of $___ per Share (the "Purchase Price") from such Selling Shareholder the respective number of Shares (subject to such adjustments to eliminate any fractional shares as the Lead Managers in their sole discretion may make) that bears the same proportion to the number of Shares to be sold by such Selling Shareholder to the Underwriters as set forth on Schedule II hereto as the number of Shares set forth opposite the name of such Underwriter on Schedule I hereto (or such number of Shares increased as set forth in Section 11 hereof), bears to the total number of Shares.

    Certificates in transferable form for the Shares which each of the Selling Shareholders agrees to sell pursuant to this Agreement have been placed in custody with Harris Trust and Savings Bank, as custodian (the "Custodian"), for delivery under this Agreement pursuant to a Custody Agreement executed by each Selling Shareholder (individually, a "Custody Agreement").


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    Each Selling Shareholder agrees that (i) the Shares of such Selling
Shareholder represented by the certificates held in custody pursuant to such Selling Shareholder's Custody Agreement are subject to the interests of the Underwriters, (ii) the arrangements made by such Selling Shareholder for such custody are, except as specifically provided in such Selling Shareholder's Custody Agreement, irrevocable, and (iii) the obligations of such Selling Shareholder hereunder and under such Selling Shareholder's Power (as defined below) and Custody Agreement shall not be terminated by any act of such Selling Shareholder or by operation of law, whether by the death or incapacity of such Selling Shareholder or by the occurrence of any other event or events including, without limitation, the termination of any trust or estate if such Selling Shareholder is a trust or estate, the death or incapacity of one or more trustees, guardians, executors or administrators for such Selling Shareholder or the dissolution or liquidation of such Selling Shareholder if such Selling Shareholder is a corporation or partnership. If any Selling Shareholder shall dissolve or liquidate or if any other such event or events shall occur before the delivery of the Shares hereunder, certificates for the Shares of such Selling Shareholder shall be delivered to the Underwriters by Norman Barham, Gardner M. Mundy or Joseph D. Roxe or any other person to be named as an attorney-in-fact (collectively, the "Attorneys-in-Fact"), acting as agents and attorneys-in-fact of such Selling Shareholder pursuant to an irrevocable power of attorney signed by such Selling Shareholder (individually, a "Power") in accordance with the terms and conditions of this Agreement and such Selling Shareholder's Power and Custody Agreement as if such dissolution or liquidation or other such event or events had not occurred, and any actions taken by such Attorneys shall be valid as if such event had not occurred regardless of whether or not the Attorneys-in-Fact or any Underwriter shall have received notice of such dissolution, liquidation or other event.

    Each Selling Shareholder has authorized each Attorney-in-Fact, on behalf of such Selling Shareholder, to, among other acts, execute this Agreement and any receipts, notices, requests and instructions in connection with the sale of the Shares to be sold hereunder by such Selling Shareholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom any expenses to be borne by such Selling Shareholder in connection with the sale and public offering of such Shares, to distribute the balance thereof to such Selling Shareholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

    2. The Company and the Selling Shareholders understand that the Underwriters intend (i) to make a public offering of the Shares as soon after the Registration Statement and this Agreement have become effective as in the judgment of the Lead Managers is advisable and (ii) initially to offer the Shares upon the terms set forth in the Prospectus.


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    3. Payment for the Shares shall be made to the order of the Custodian by wire transfer of immediately available funds to such account as an Attorney-in-Fact shall designate against delivery of the Shares as set forth below and closing of the sale of the Shares shall be made at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017 or such other location as you shall designate at 10:00 A.M., New York City time on
      , 1997, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Lead Managers and an Attorney-in-Fact on behalf of the Selling Shareholders may agree upon in writing. The time and date of such payment for the Shares are referred to herein as the Closing Date. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

    Payment for the Shares to be purchased on the Closing Date shall be made against delivery to the Lead Managers for the respective accounts of the several Underwriters of the Shares registered in such names and in such amounts as the Lead Managers shall request in writing not later than one full Business Day prior to the Closing Date, with any transfer taxes payable in connection with the transfer to the Underwriters of the Shares duly paid. The certificates for the Shares will be made available for inspection and packaging by the Lead Managers in New York, New York not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date.

    4. The Company represents and warrants to each Underwriter and to each Selling Shareholder that:

              (a) no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission, and each preliminary prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Lead Managers expressly for use therein and in the case of the representation and warranty made to the Selling Shareholders, shall not apply to statements or omissions made in reliance upon and in conformity with information relating to any Selling Shareholder expressly for use therein;

              (b) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that


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         purpose has been instituted or, to the knowledge of the Company, threatened by the Commission; and the Registration Statement and Prospectus, as amended or supplemented, if the Company shall have furnished amendments or supplements thereto, comply, or will comply, as the case may be, in all material respects with the Securities Act and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the date of the Prospectus and any amendment or supplement thereto, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus, as amended or supplemented at the Closing Date, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing representations and warranties shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Lead Managers expressly for use therein and, in the case of the representation and warranty made to the Selling Shareholders, shall not apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to any Selling Shareholder furnished to the Company in writing by such Selling Shareholder expressly for use therein; and the documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

              (c) the financial statements of the Company and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial position of the Company as of the dates indicated and the results of its operations and the changes in its cash flows for the periods specified; and said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the financial statements of Johnson & Higgins and the related notes thereto,


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         included or incorporated by reference in the Registration Statement and Prospectus present fairly in all material respects the financial position of Johnson & Higgins as of the date indicated and the results of operations and the changes in its cash flows for the period specified in accordance with generally accepted accounting principles; and the pro forma financial information, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and are based upon good faith estimates and assumptions believed by the Company to be reasonable;

              (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

              (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

              (f) each of the subsidiaries of the Company that is listed on Exhibit A hereto (each a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good


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         standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and, except as described or incorporated by reference in or contemplated by the Prospectus, all the outstanding shares of capital stock of each subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

              (g) this Agreement has been duly authorized, executed and delivered by the Company;

              (h) the authorized capital stock of the Company conforms as to legal matters to the description thereof set forth or incorporated by reference in the Registration Statement and the Prospectus, and all of the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Shareholders) have been duly authorized and validly issued, are fully-paid and non-assessable, are not subject to any preemptive or similar rights; and, except as described in or expressly contemplated by the Prospectus (including grants of options under employee plans described therein), there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options;

              (i) the performance by the Company of its obligations under this Agreement, and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Company's Certificate of Incorporation or By-Laws, or any applicable law or


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         statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except for any such breaches, conflicts, defaults or violations which individually or in the aggregate would not have a material adverse affect on the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the registration of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws;

              (j) other than as set forth or contemplated or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, operations or condition, financial or otherwise, of the Company and any of its subsidiaries taken as a whole; and there are no contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

              (k) except as set forth or incorporated by reference in the Registration Statement and the Prospectus, no person has the right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares by the Selling Shareholders;

              (l) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended; and

    5. Each Selling Shareholder severally represents and warrants to each Underwriter that:

              (a) such Selling Shareholder is the lawful owner of the Shares and has, and on the Closing Date will have, good and clear


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         title to the Shares to be sold on such Closing Date by such Selling
         Shareholder, free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims, whatsoever;

              (b) upon delivery of and payment for the Shares such Selling Shareholder is selling pursuant to this Agreement, good and clear title to such Shares will pass to the Underwriters, free of all restrictions on transfer, liens, encumbrances, security interests and claims, whatsoever;

              (c) such Selling Shareholder has, and on the Closing Date will have, full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder in the manner provided herein, and this Agreement, when executed and delivered in accordance with the terms of the Power, will be, a valid and binding agreement of such Selling Shareholder;

              (d) such Selling Shareholder's Custody Agreement, Power and Notice of Election dated as of April 24, 1997 ("Notice of Election") have been duly executed and delivered by or on behalf of such Selling Shareholder and are valid and binding agreements of such Selling Shareholder, enforceable in accordance with their terms; and pursuant to the Power such Selling Shareholder has authorized the Attorneys-in-Fact named therein, or any one of them, to execute and deliver on such Selling Shareholder's behalf this Agreement and any other document an Attorney-in-Fact may deem necessary or desirable in connection with transactions contemplated hereby and by such Power and to deliver the Shares pursuant to this Agreement;

              (e) such Selling Shareholder has not taken, and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement and other than as permitted by the Securities Act, such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares;

              (f) the execution, delivery and performance of such Selling Shareholder's Power, this Agreement, the Custody Agreement and the Notice of Election by or on behalf of such Selling Shareholder, compliance by such Selling Shareholder with all the provisions


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         hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not require any consent, approval, authorization or other order of, or qualification with, any court or governmental agency or body (except such as may be required under the securities or Blue Sky laws of the various states) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Shareholder, if not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or property of such Selling Shareholder is bound, or violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or governmental body or agency having jurisdiction over the undersigned or property of such Selling Shareholder;

              (g) the information in such Selling Shareholder's Registration Questionnaire dated as of April 24, 1997 (the "Registration Questionnaire") does not, and will not on the Closing Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

              (h) certificate(s) in negotiable form for the number of Shares to be sold by such Selling Shareholder under this Agreement have been placed in custody with the Custodian for the purpose of effecting delivery under this Agreement.

    6. The Company covenants and agrees with the several Underwriters as follows:

              (a) to use its best efforts to cause the Registration Statement to become effective at the earliest possible time and, if required, to file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act;

              (b) to deliver, at the expense of the Company, to the Lead Managers, three signed copies of the Registration Statement (as originally filed) and each amendment thereto, in each case including exhibits and if requested documents incorporated by reference therein, and to each other Underwriter a conformed copy of the Registration Statement (as originally filed) and each amendment thereto, in each case without exhibits but including the documents


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         incorporated by reference therein and, prior to 10:00 a.m. New York
         City time on the Business Day next succeeding the date of this Agreement in New York City and during the period mentioned in paragraph (e) below, to each of the Underwriters as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) as the Lead Managers may reasonably request;

              (c) through the period specified in clause (e) below, before filing any amendment or supplement described in clause (e) to the Registration Statement or the Prospectus (whether before or after the time the Registration Statement becomes effective) to furnish to the Lead Managers a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Lead Managers reasonably object;

              (d) through the period specified in clause (e) below, to advise the Lead Managers promptly, and if requested, and to confirm such advice in writing, (i) when the Registration Statement shall become effective, (ii) when any amendment described in clause (e) to the Registration Statement shall have become effective, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus described in clause (e) or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or notification and, if issued, to obtain as soon as possible the withdrawal thereof;

              (e) if, during such period of time after the first date of the public offering of the Shares as in the written opinion of Davis Polk & Wardwell, counsel for the Underwriters, a prospectus relating to the Shares is required by law to be delivered in connection with sales by the Underwriters or any dealer, any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare and furnish, at


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         the expense of the Company, to the Underwriters and to the dealers
         (whose names and addresses the Lead Managers will furnish to the Company) to which Shares may have been sold by the Lead Managers on behalf of the Underwriters and to any other dealers upon request, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law;

              (f) to make generally available to its security holders and to the Lead Managers as soon as practicable an earnings statement covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the effective date of the Registration Statement, which shall satisfy the provisions of
         Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder;

              (g) for a period of 90 days after the date of the Prospectus, without the prior written consent of J.P. Morgan Securities Inc. not to (i) offer, sell, contract to sell or grant any option to purchase or otherwise dispose of any Common Stock of the Company, or any securities convertible into or exercisable or exchangeable for Common Stock of the Company or enter into any swap or other agreement that transfers, in whole or in part, the economic consequences of ownership of Common Stock, other than the Shares to be sold hereunder, any shares of Common Stock issued in connection with existing employee stock option and incentive plans and any shares of Common Stock issued as consideration in an


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         acquisition or (ii) file any registration statement under the
         Securities Act with respect to Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock other than in connection with the registration of Shares issued as consideration in an acquisition; and

              (h) to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Shareholders hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution and delivery of unlegended certificates evidencing the Shares, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Prospectus and any preliminary prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) in connection with the listing of the Shares on the New York Stock Exchange, Chicago Stock Exchange, Pacific Stock Exchange and London Stock Exchange, (iv) filing fees incident to the clearance of the offering by the National Association of Securities Dealers, Inc. and (v) in connection with the delivery of this Agreement, all other agreements relating to underwriting and syndication arrangements, and the furnishing to the Underwriters and dealers of copies of the Registration Statement and the Prospectus, including mailing and shipping, as herein provided.

    7. Each of the Selling Shareholders severally covenants and agrees with the several Underwriters as follows:

              (a) such Selling Shareholder will do or perform or cause to be done or performed all things required to be done or performed by such Selling Shareholder prior to the Closing Date to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement; and

              (b) such Selling Shareholder agrees to pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder.

    8. The several obligations of the Underwriters hereunder to purchase the Shares are subject to the following additional conditions:


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              (a) the Registration Statement shall have become effective (or if a post-effective amendment is required to be filed under the Securities Act, such post-effective amendment shall have become effective) prior to the execution of this Agreement and no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Lead Managers;

              (b) the representations and warranties of the Company contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

              (c) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change with negative implications, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

              (d) since the respective dates as of which information is given in the Registration Statement and the Prospectus there shall not have been any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus (exclusive, in each case, of any amendments or supplements thereto subsequent to the date of this Agreement), the effect of which in the judgment of the Lead Managers makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus;

              (e) the Lead Managers shall have received on and as of the Closing Date a certificate of the Company signed by an executive officer of the Company satisfactory to the Lead Managers to the effect set forth in subsections (a) through (c) of this Section and to the further effect that there has not occurred any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus (exclusive, in each case, of any amendments or supplements thereto subsequent to the date of this Agreement); the foregoing certificate shall also be addressed to the Selling Shareholders;

              (f) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, shall have furnished to the Lead Managers their written opinion, dated the Closing Date, in form and substance satisfactory to the Lead Managers and addressed to the Underwriters and the Selling Shareholders, to the effect that:

                   (i) the Company has been duly incorporated and is validly
              existing as a corporation in good standing under the laws of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) this Agreement has been duly authorized, executed and delivered by the Company;

                 (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof set forth or incorporated by reference in the Registration Statement and the Prospectus, and the Shares to be sold by the Selling Shareholders have been duly authorized and validly issued, are fully-paid and non-assessable, and are not subject to any preemptive or similar rights;

                  (iv) the performance by the Company of its obligations under this Agreement, and the consummation of the transactions contemplated herein will not result in any violation of the provisions of the Company's Certificate of Incorporation or By-Laws, or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, except for any such violations which individually or in the aggregate would not have a material adverse affect on the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the registration of the Shares by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such consents, approvals, authorizations, registrations or qualifications as have been obtained under the Securities Act and as may be required under state securities or Blue Sky laws;

                   (v) the Company is not an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                  (vi) the statements in the Prospectus under "Underwriting"
              insofar as they relate to the Underwriting Agreement and in the Company's Registration Statements on Form 8-A dated May 22, 1969 and September 21, 1987, as amended, insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; and

                 (vii) such counsel is of the opinion that the Registration
              Statement and the Prospectus and any amendments and supplements thereto (except for the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Securities Act and has no reason to believe that (except as stated above) the Registration Statement and the prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that (except as stated above) the Prospectus as amended or supplemented, if applicable, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (g) Gregory F. Van Gundy, General Counsel and Secretary of the Company, shall have furnished to the Lead Managers his written opinion, dated the Closing Date, in form and substance satisfactory to the Lead Managers and addressed to the Underwriters and the Selling Shareholders, to the effect that:

                   (i) the Company has been duly qualified as a foreign
              corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole;

                  (ii) each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and, except as described or incorporated by reference in or contemplated by the Prospectus, all the outstanding shares of capital stock of each Significant Subsidiary have been duly authorized and validly issued, are fully-paid and non-assessable, and are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

                  (iii) the performance by the Company of its obligations under this Agreement, and the consummation of the transactions contemplated herein will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its Significant Subsidiaries is a party or by which the Company or any of its Significant Subsidiaries is bound or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, except for any such breaches, conflicts or defaults which individually or in the aggregate would not have a material adverse affect on the Company and its subsidiaries taken as a whole;

                  (iv) other than as set forth or contemplated or incorporated by reference in the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of such counsel, threatened to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the business, operations or condition, financial or otherwise, of the Company and any of its subsidiaries taken as a whole; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;

                   (v) except as set forth or incorporated by reference in the Registration Statement and the Prospectus, such counsel does not know of any right to require the Company to register any securities for offering and sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the sale of the Shares by the Selling Shareholders;

                  (vi) the statements in or incorporated by reference into the
              Company's Annual Report on Form 10-K for the year ended
              December 31, 1996 under "Regulation", "Legal Proceedings" and "Certain Relationships and Related Transactions" insofar as such statements constitute a summary of legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings; and

                 (vii) such counsel is of the opinion that each document incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and related schedules and other financial and statistical data included therein as to which such counsel need express no opinion) complied as to form in all material respects, when filed with the Commission, with the Exchange Act.

    In rendering the opinions described in paragraphs (f) and (g) above, such counsel may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and certificates or other written statements of officials or jurisdictions having custody of documents respecting the corporate existence or good standing of the Company. With respect to the matters to be covered in subparagraph (vii) of paragraph (f) above, counsel may state their opinion and belief is based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendment or supplement thereto (other than the documents incorporated by reference therein) and review and discussion of the contents thereof (including the documents incorporated by reference therein) but is without independent check or verification except as specified. With respect to the matters to be covered in subparagraph (vii) of paragraph (g) above, counsel may state his opinion and belief is based upon his participation in the preparation of the documents incorporated by reference in the Registration Statement and the Prospectus and any amendment or supplement thereto and review and discussion of the contents thereof but is without independent check or verification except as specified.

              (h) Sullivan & Cromwell, counsel for the Selling Shareholders, shall have furnished to the Lead Managers their written opinion, dated the Closing Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                   (i) each Selling Shareholders' Custody Agreement and Power has been duly executed and delivered by the applicable Selling Shareholder and constitutes a valid and legally binding agreement of such Selling Shareholder enforceable in accordance with its terms, subject to bankruptcy insolvency fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and except as the indemnification provisions may be invalid or unenforceable under applicable law because they violate public policy;

                   (ii) the agreement of each Selling Shareholder set forth in the last paragraph of such Selling Shareholder's Notice of Election has been duly executed and delivered by such Selling Shareholder and constitutes a valid and legally binding agreement of such Selling Shareholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                   (iii) this Agreement has been duly executed and delivered
              on behalf of each Selling Shareholder and constitutes a valid and legally binding agreement of each Selling Shareholder enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as the indemnity and contribution provisions may be invalid or unenforceable because they violate public policy;

                   (iv) upon payment for and delivery of the Shares being sold by each Selling Shareholder pursuant to this Agreement in the State of New York the Underwriters will have acquired the Shares free of any adverse claim within the meaning of Section 8-302 of the New York Uniform Commercial Code; and

                   (v) the statements in the Prospectus under "Selling
              Stockholders" comply as to form in all material respects with the Securities Act.

    In rendering the foregoing opinions, such counsel may state that they express no opinion on the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York.

    The opinions of Skadden, Arps, Slate, Meagher & Flom LLP, Gregory F. Van Gundy and Sullivan & Cromwell described in paragraphs (f) - (h) above shall be rendered to you at the request of the Company or the Selling Shareholders, as the case may be, and shall so state therein.

              (i) on the date of the Prospectus and the effective date of the most recently filed post-effective amendment to the Registration Statement, if any, and also on the Closing Date, Deloitte & Touche LLP and Arthur Andersen LLP shall have furnished to the Lead Managers letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Lead Managers and addressed to the Underwriters and the Selling Shareholders, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement and the Prospectus;

              (j) the Lead Managers shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, with respect to the Registration Statement, the Prospectus and other related matters as the Lead Managers may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (k) the representations and warranties of the Selling Shareholders contained herein shall be true and correct on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate dated the Closing Date and signed by or on behalf of the Selling Shareholders to the effect set forth in this Section 8(j) and in Section 8(k) hereof;

              (l) the Selling Shareholders shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date; and

              (m) the Lead Managers shall have received executed copies of each Selling Shareholder's Notice of Election and each Notice of Election of any Selling Stockholder (as defined in the Prospectus) not electing to participate in the offering described in the prospectus supplement relating to the Shares; and

              (n) on or prior to the Closing Date, the Company and each Selling Shareholder shall have furnished to the Lead Managers such further certificates and documents as the Lead Managers shall reasonably request.

    9. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Lead Managers expressly for use therein; PROVIDED that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such losses, claims, damages or liabilities purchased Shares if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) and if a copy of the Prospectus (as so amended or supplemented) was required by law to be furnished but was not so furnished to such person at or prior to the written confirmation of the sale of such Shares to such person.

    Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

    Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, the Selling Shareholders and each person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation the legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Lead Managers expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any preliminary prospectus.

    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to either of the three preceding paragraphs, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding as described below and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) (a) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (c) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters and such control persons of the Underwriters shall be designated in writing by J.P. Morgan Securities Inc.; any such separate firm for the Company, its directors, its officers who sign the Registration Statement and such control persons of the Company shall be designated in writing by the Company; and any such separate firm for the Selling Shareholders and such control persons of Selling Shareholders shall be designated by an Attorney-in-Fact. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this paragraph, the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request (the "Measurement Date") and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement; PROVIDED that an Indemnifying Person shall not be liable for any such settlement effected without its consent if such Indemnifying Person (1) reimburses such Indemnified Person in accordance with such request to the extent it considers such request to be reasonable, (2) provides written notice to the Indemnified Person substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement, and
(3) the Indemnifying Person agrees that, if it subsequently pays some or all of the unpaid balance, it will pay interest on the amount of the unpaid balance so paid from the Measurement Date to the date of actual payment at a per annum rate equal to the sum of the prime rate then in effect as announced by Morgan Guaranty Trust Company of New York plus 2.0%. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

    If the indemnification provided for in the first, second or third paragraphs of this Section 9 is unavailable to an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnified Person from the offering of the Shares or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholders in the aggregate shall be deemed to be the net proceeds from the offering of the Shares (before deducting expenses) received by the Selling Shareholders, the relative benefits received by the Company shall be deemed to be the same amount and the relative benefits received by the Underwriters shall be deemed to be the total underwriting discounts and commissions received by the Underwriter in each case as set forth in the table on the cover of the Prospectus. The relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation

(within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this
Section 9 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I hereto, and not joint.

    The indemnity and contribution agreements contained in this Section 9 are in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

    The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, by or on behalf of any Selling Shareholder or any person controlling any Selling Shareholder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

    10. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Lead Managers, by notice given to the Company and the Attorneys-in-Fact, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended or materially limited in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either U.S. Federal or New York State authorities or exchange controls shall have been imposed by the United States, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the Lead Managers, is material and adverse and which, in the judgment of the Lead Managers, makes it impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

    11. This Agreement shall become effective upon execution and delivery hereof by or on behalf of the parties hereto.

    If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Shares set forth opposite their respective names in Schedule I hereto bears to the aggregate number of Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Lead Managers may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder on such date, and the number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to the Lead Managers, the Selling Shareholders and the Company for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Selling Shareholders or the Company. In any such case the Lead Managers, the Selling Shareholders or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

    12. If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or any Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or any Selling Shareholder shall be unable to perform its obligations under this Agreement or the Custody Agreement or the Power of such Selling Shareholder or any condition of the Underwriters' obligations cannot be fulfilled, the Company agrees to reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and expenses of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

    13. This Agreement shall inure to the benefit of and be binding upon the Company, each Selling Shareholder, the Underwriters, any controlling persons referred to herein and their respective successors and assigns. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of Shares from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    14. Any action by the Underwriters hereunder may be taken by the Lead Managers jointly or by J.P. Morgan Securities Inc. alone on behalf of the Underwriters, and any such action taken by the Lead Managers jointly or by J.P. Morgan Securities Inc. alone shall be binding upon the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given to the Lead Managers c/o J.P. Morgan Securities Inc., 60 Wall Street, New York, New York 10260 (facsimile: (212) 648-5705); Attention: Syndicate Department. Notices to the Company shall be given to it at Marsh & McLennan Companies, Inc., 1166 Avenue of the Americas, New York, New York 10036-2774; (facsimile:
212-345-4647); Attention: Gregory F. Van Gundy. Notices to the Selling Shareholders shall be given to the Attorneys-in-Fact, c/o Johnson & Higgins, 125 Broad Street, New York, New York 10004-2424 (facsimile: 212-574-8900);
Attention: Joseph Roxe.

    15. This Agreement may be signed in counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws provisions thereof.

    If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                    Very truly yours,

                    MARSH & MCLENNAN COMPANIES, INC.

                    By: __________________________________
                        Title:

                    EACH OF THE SELLING SHAREHOLDERS
                    NAMED IN SCHEDULE II HERETO

                    By: __________________________________
                        Name:
                        Attorney-in-Fact





Accepted:                           , 1997

J.P. MORGAN SECURITIES INC.
MORGAN STANLEY & CO. INCORPORATED
Acting severally on behalf of themselves and the several Underwriters listed in Schedule I hereto.

By: J.P. MORGAN SECURITIES INC.



By: _____________________________
      Title:

                                                                      SCHEDULE I

                                                  Number of
                                                  Shares
Underwriters                                      To Be Purchased
------------                                      ---------------

J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette
   Securities Corporation
Merrill Lynch, Pierce, Fenner &
   Smith Incorporated
PaineWebber Incorporated                          _______________

                                        TOTAL:    ===============

                                                                     SCHEDULE II

                                                  Number of
                                                  Shares
Selling Shareholder                               To Be Sold
-------------------                               ----------


















                                                  __________

                                        TOTAL:    ==========

                                 EXHIBIT A